S000094441 [Member] Performance Management - Wasatch Global Small Cap Value Fund	Oct. 01, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Historical Performance
Performance Narrative [Text Block]
Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Fund commenced operations on October 1, 2025 and as such does not have a full calendar year of performance.

Performance One Year or Less [Text]	However, the Fund commenced operations on October 1, 2025 and as such does not have a full calendar year of performance.